EXHIBIT 31.1

CERTIFICATION

I, Jeffrey W. Flannery, as Chief Executive Officer and Chief Financial Officer of Interact Holdings Group, Inc., certify the following:

1.  I have reviewed this annual report on Form 10-KSB of Interact Holdings Group, Inc.;

2.  Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.  Based on my knowledge, the financial statements, and other financial included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Interact Holdings Group, Inc. as of, and for, the periods presented in this annual report;

4.   I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Interact Holdings Group, Inc. and I have done the following:

(a)  designed such disclosure controls and procedures, or caused disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Interact Holding Group Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

(b)  designed such internal control over financial reporting, or such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)  evaluated the effectiveness of Interact Holding Group Inc.’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)  evaluated in this annual report any change in Interact Holding Group Inc.’s internal control over financial reporting that occurred during Interact Holding Group Inc.’s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Interact Holding Group Inc.’s internal control over financial reporting; and

5.  I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Interact Holding Group Inc.’s auditors and the audit committee of Interact Holding Group Inc.’s board of directors:

(a)  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Interact Holding Group Inc.’s ability to record, process, summarize and report financial information; and

(b)  any fraud, whether or not material, that involves management or other employees who have a significant role in Interact Holding Group Inc.’s internal control over financial reporting.

May 10, 2007	/s/ Jeffrey W. Flannery
Jeffrey W. Flannery
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer, Principal Financial Officer)